Exhibit 10.2
                               AMENDMENT NO. 8 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                              May 14, 2001


All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

         The Borrower has requested  that the  Requisite  Lenders agree to amend
Section 8.19 of the Loan Agreement. The Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

         Therefore, the parties hereto hereby agree as follows:

         1. AMENDMENT TO LOAN AGREEMENT. Section 8.19 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "8.19  MINIMUM INVENTORY TURNOVER.

         Inventory Turnover shall not (a) on the last day of the calendar quarter ending March 31, 2001, be less than 2.7 or (b) on the last day of any calendar quarter ending after March 31, 2001, be less than 3.0."

         2. SCOPE. This Amendment No. 8 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

        3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective retroactive to March 31, 2001 immediately upon the execution hereof by Requisite Lenders, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before May 14, 2001.

                            Very truly yours,

                              HARRIS TRUST AND SAVINGS BANK,
                                as Administrative Agent and a Lender
                              Pro Rata Share: 20%

                              By:   /s/ William J. Kane
                                 -----------------------------------------------
                              Its:  Vice President
                                  ----------------------------------------------


                              AMERICAN NATIONAL BANK AND TRUST
                                COMPANY OF CHICAGO,
                                as Collateral Agent and a Lender
                              Pro Rata Share: 20%

                              By:   /s/ M. Martha Gaskin
                                 -----------------------------------------------
                              Its:  First Vice President
                                  ----------------------------------------------


                              FLEET BUSINESS CREDIT CORPORATION,
                                formerly known as SANWA BUSINESS
                                CREDIT CORPORATION, as a Lender
                              Pro Rata Share: 15%

                              By:   /s/ Robert Bartkowicz
                                 -----------------------------------------------
                              Its:  Vice President
                                  ----------------------------------------------


                              FIRSTAR BANK N.A.,
                                formerly known as MERCANTILE BUSINESS
                                CREDIT, INC., as a Lender
                              Pro Rata Share: 15%

                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              GMAC COMMERCIAL CREDIT LLC,
                                formerly known as THE BANK OF NEW
                                YORK COMMERCIAL CORPORATION, as a Lender
                              Pro Rata Share: 15%

                              By:   /s/ Anthony Viola
                                 -----------------------------------------------
                              Its:  Vice President
                                  ----------------------------------------------


                              BANK OF AMERICA, N.A.,
                                formerly known as NATIONSBANK, N.A.
                                successor by merger to
                                NATIONSBANK OF TEXAS, N.A.,
                                as a Lender
                              Pro Rata Share: 15%

                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------


Acknowledged and agreed to as of
this 14th day of May, 2001.

ALL AMERICAN SEMICONDUCTOR, INC.


By:   /s/ Howard L. Flanders
   ------------------------------------------
Its:  EVP & CFO
    -----------------------------------------

                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

         Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 8 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                              Dated:  May 14, 2001

                              Each of the Subsidiaries of All American
                                 Semiconductor, Inc. listed on Exhibit A
                                 attached hereto

                              By:  /s/ Howard L. Flanders
                                 ----------------------------------------------
                              Its: EVP & CFO
                                  ---------------------------------------------

                                   "EXHIBIT A"

                                  SUBSIDIARIES

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.